BERGSTROM
CAPITAL
CORPORATION

2002 THIRD QUARTER REPORT

Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

November 4, 2002

Dear Fellow Stockholders:

The Board of Directors of Bergstrom Capital Corporation (the “Company”) has declared a dividend of $4.00 per share payable on December 4, 2002 to stockholders of record on November 14, 2002. The Company estimates that $.21 of this dividend will be from net investment income for the year ending December 31, 2002 and $3.79 per share will be classified as a return of capital. The $4.00 per share dividend represents approximately 3% of the Company’s net asset value per share as of October 31, 2002.

During the first nine months of 2002 the Company’s net assets decreased from $164,731,543 to $118,857,754 which is a decrease of $45,873,789. This decrease in net assets was composed of net investment income of $126,823, realized loss on investments of $781,496, and a decrease in unrealized appreciation of $45,219,116.

The per share net asset value decreased from $164.73 on December 31, 2001 to $118.86 on September 30, 2002, a decrease of 27.9%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 23.1% and the Standard & Poor’s 500 Stock Average, adjusted for dividends, decreased 28.2%. The per share net asset value on Friday, November 1, 2002 was $129.45.

During the first nine months of 2002 the Company had total interest and dividend income of $1,085,074 as compared to $1,003,647 for the same period in 2001 for an increase of $81,427. During the first nine months of 2002 operating expenses were $958,251 which is a $161,688 increase from $796,563 for the first nine months of 2001. The resulting net investment income of $126,823 for the first nine months of 2002 is a decrease of $80,261 from $207,084 for the first nine months of 2001.

Please refer to Major Portfolio Changes during the third quarter of 2002 and Ten Largest Portfolio Holdings at September 30, 2002 in this report. The value of the Company’s investment in the securities of Amgen, Inc. amounted to 12.8% of the Company’s total investments at September 30, 2002. During the month of October 2002 the Company sold 25,000 shares of Amgen, Inc. On November 1, 2002 the Company owned 340,000 shares of Amgen, Inc. which represented 12.2% of the Company’s total investments as of that date. The investment of a substantial percentage of the Company’s assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

The Board of Directors is continuing its consideration of a tax-free merger or other business combination with a larger registered investment company. Any such combination would require a two-thirds vote of the stockholders. If an appropriate combination cannot be achieved, the Board will consider other alternatives, including the liquidation of the Company.

In order to preserve the Company’s flexibility in structuring a possible transaction, the Board of Directors, on May 6, 2002, suspended the Company’s distribution policy, which was adopted by the Board of Directors on May 12, 1997. That policy provided for an annual distribution to the Company’s stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6% of the Company’s net asset value per share as calculated on the last business day in

BERGSTROM CAPITAL CORPORATION

March of that year. As a result of the suspension of the distribution policy, no annual distribution was made in June 2002.

Further, in order to preserve the Company’s flexibility in structuring a possible transaction, the Board has instructed the Company’s investment adviser to refrain from making new equity investments. A consequence of this action is that the Company’s holdings of cash equivalents and other short-term investments have increased and are likely to increase further. As of November 1, 2002, the value of the Company’s holdings in these investments amounted to 20.9% of the Company’s total investments.

The annual meeting of stockholders, which is normally held in early November, has been postponed pending the Board’s consideration of a possible transaction. In order to be considered for inclusion in the Company’s proxy materials for the annual meeting, any stockholder proposal must be received at the Company’s principal office a reasonable time before the Company begins to print and mail the proxy materials. The Company may exercise discretionary voting authority with respect to any stockholder proposal which is not included in the Company’s proxy materials, if notice of such proposal is not received at the Company’s principal office before the Company mails the proxy materials and in certain other circumstances.

The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company’s policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

The Company’s shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday’s close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under “Closed-End Funds.” This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company’s transfer agent, State Street Bank and Trust Company, the address is P.O. Box 43011, Providence, RI 02940 and the telephone number is 1-800-426-5523.

Yours very truly,

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

MAJOR PORTFOLIO CHANGES
($500,000 or more)
During the Quarter Ended September 30, 2002

	SHARES
SECURITY NAME	ADDITIONS	REDUCTIONS	HELD SEPTEMBER 30, 2002
American International Group, Inc.		9,000	48,500
Amgen, Inc.		15,000	365,000
Dresdner RCM Midcap Fund, Inc.		330,416	2,065,170
Lilly Eli & Co.		33,000	12,500

TEN LARGEST PORTFOLIO HOLDINGS
September 30, 2002

SECURITY NAME	MARKET VALUE	% OF INVESTMENTS
Amgen, Inc.	$15,220,500	12.8%
Pfizer, Inc.	6,340,870	5.3%
Microsoft Corp.	5,161,320	4.3%
Wal-Mart Stores, Inc.	3,939,200	3.3%
Dresdner RCM MidCap Fund, Inc.	3,469,485	2.9%
Pharmacia Corp.	3,071,520	2.6%
General Electric Co.	2,933,350	2.5%
Colgate Palmolive Co.	2,697,500	2.3%
American International Group, Inc.	2,652,950	2.2%
Federal National Mortgage Association	2,619,760	2.2%

BERGSTROM CAPITAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002 (Unaudited)

Assets:
Investments, at value (see accompanying schedule):
Short-term investments (cost $24,525,885)	$24,525,885
Common stocks (cost $90,668,882)	94,381,191

Total Investments (cost $115,194,767)	118,907,076
Cash	5,000
Receivable for securities sold	56,134
Interest and dividends receivable	56,730
Other assets	3,750

Total assets	119,028,690

Liabilities:
Advisory fee payable	114,418
Other accrued expenses	56,518

Total liabilities	170,936

Net assets applicable to 1,000,000 outstanding shares of capital stock equivalent to $118.86 per share on September 30, 2002	$118,857,754

STATEMENT OF CHANGES IN NET ASSETS

	NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited)	YEAR ENDED DECEMBER 31, 2001
Operations:
Net investment income	$126,823	$429,886
Realized gain (loss) on investments	(781,496)	6,359,724
Decrease in unrealized appreciation	(45,219,116)	(56,971,560)

Net decrease in net assets resulting from operations	(45,873,789)	(50,181,950)

Dividends to stockholders:
From net investment income	—	(569,296)
From net realized gain on investments	—	(6,359,724)
Tax return of capital	—	(4,320,980)

Total dividends to stockholders ($11.25 per share—2001)	—	(11,250,000)

Total decrease in net assets	(45,873,789)	(61,431,950)
Net assets, beginning of period	164,731,543	226,163,493

Net assets, end of period	$118,857,754	$164,731,543

See also Notes to Financial Statements in the Company's 2002 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (Unaudited)

Investment Income:
Interest		$173,651
Dividends		911,423

Total income		1,085,074

Expenses:
Advisory fees		372,054
Legal fees		231,819
Directors' fees and expenses		72,643
Officer's salary and related expenses		63,949
Other expenses		60,403
Accounting expenses		39,515
Auditing fees		32,220
Transfer agent fees and expenses		25,991
State and other taxes		15,198
Stockholders' meeting and reports		14,076
Fee for shares listed on American Stock Exchange		11,250
Custodian fees		11,235
Insurance		7,898

Total expenses		958,251

Net investment income ($.13 per share)		126,823

Realized and unrealized gain or loss on investments:
Realized loss on investments (excluding short-term investments):
Proceeds from sale of securities	$34,646,508
Cost of securities sold	35,428,004

Realized loss on investments sold		(781,496)
Unrealized appreciation of investments:
Beginning of period	48,931,425
End of period	3,712,309

Decrease in unrealized appreciation		(45,219,116)

Net loss on investments ($46.00 per share)		(46,000,612)

Net decrease in net assets resulting from operations		$(45,873,789)

See also Notes to Financial Statements in the Company's 2002 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
September 30, 2002 (Unaudited)

Shares or Principal Amount		Cost	Value
	Short-Term Investments (20.6%):
5,584,667	SSgA Money Market Fund	$5,584,667	$5,584,667
$4,500,000	General Electric Capital Corp., 1.75% Note due 11/21/02	4,488,844	4,488,844
$4,500,000	Prudential Funding LLC., 1.74% Note due 11/21/02	4,488,907	4,488,907
$5,000,000	Ford Motor Credit Co., 2.06% Note due 12/04/02	4,981,689	4,981,689
$5,000,000	General Motors Acceptance Corp., 2.05% Note due 12/04/02	4,981,778	4,981,778

	Total—Short-Term Investments	24,525,885	24,525,885

	Common Stocks (79.4%):
	Aerospace and Defense (3.1%):
28,000	General Dynamics Corp.	2,336,820	2,277,240
25,300	United Technologies Corp.	1,617,677	1,429,197

		3,954,497	3,706,437

	Air Freight and Couriers (2.0%):
37,000	United Parcel Service Class B	2,068,595	2,313,610

	Banks (0.8%):
32,000	Citigroup, Inc.	515,185	948,800

	Beverages and Food (5.1%):
36,500	Coca-Cola Co.	871,588	1,750,540
47,500	Kraft Foods, Inc.	1,588,926	1,731,850
70,000	PepsiCo, Inc.	3,016,639	2,586,500

		5,477,153	6,068,890

	Biotechnology (12.8%):
365,000	Amgen, Inc. (A)	476,736	15,220,500

	Broadcasting (0.6%):
18,000	Viacom, Inc. Class B (A)	844,959	729,900

	Commercial Services and Supplies (1.2%):
27,900	Accenture Ltd. (A)	759,978	398,412
28,000	Automatic Data Processing, Inc.	1,503,756	973,560

		2,263,734	1,371,972

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Communication Systems (1.3%):
40,000	SBC Communications, Inc.	$1,817,596	$804,000
61,200	Vodafone Airtouch PLC Sponsored ADR	2,270,711	785,196

		4,088,307	1,589,196

	Computers and Information (1.7%):
43,500	Dell Computer Corp. (A)	1,146,144	1,022,685
17,200	International Business Machines Corp.	1,892,765	1,004,308

		3,038,909	2,026,993

	Diversified Technology (0.5%):
46,000	Nokia Corp. Sponsored ADR	463,483	609,500

	Drugs and Health Supplies (7.4%):
26,700	Johnson & Johnson	1,558,616	1,443,936
23,000	Medtronic, Inc.	1,041,695	968,760
218,500	Pfizer, Inc.	4,118,315	6,340,870

		6,718,626	8,753,566

	Electrical Components (2.5%):
119,000	General Electric Co.	2,385,919	2,933,350

	Electronics/New Technology (2.0%):
46,500	Cisco Systems, Inc. (A)	350,144	487,320
63,000	Intel Corp.	1,626,125	875,070
20,000	Maxim Integrated Products, Inc. (A)	1,055,630	495,200
20,000	Qualcomm, Inc. (A)	582,429	552,400

		3,614,328	2,409,990

	Financial Services, Diversified (3.0%):
44,000	Federal National Mortgage Association	3,391,991	2,619,760
13,700	Franklin Resources, Inc.	573,298	426,070
15,100	Merrill Lynch & Co., Inc.	701,237	497,545

		4,666,526	3,543,375

	Health Care Equipment and Supplies (1.5%):
28,500	Cardinal Health, Inc.	1,893,036	1,772,700

	Insurance (3.5%):
48,500	American International Group, Inc.	647,333	2,652,950
36,600	Marsh & McLennan Companies, Inc.	1,351,976	1,524,024

		1,999,309	4,176,974

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Medical Supplies (2.2%):
21,500	Abbott Laboratories	$1,082,172	$868,600
25,400	Baxter International, Inc.	1,450,366	775,970
30,500	Wyeth	1,785,861	969,900

		4,318,399	2,614,470

	Petroleum Services (4.0%):
35,000	BP PLC Sponsored ADR	1,809,498	1,396,500
29,200	Baker Hughes, Inc.	1,101,385	847,676
17,700	ChevronTexaco Corp.	1,577,747	1,225,725
18,600	Schlumberger Ltd.	977,927	715,356
15,100	Weatherford International Ltd. (A)	731,002	560,814

		6,197,559	4,746,071

	Pharmaceuticals (4.5%):
5,800	Genentech, Inc. (A)	463,848	189,254
12,500	Lilly Eli & Co.	442,675	691,750
79,000	Pharmacia Corp.	3,976,250	3,071,520
46,000	Schering-Plough Corp.	2,194,647	980,720
6,400	Teva Pharmaceutical Industries Ltd. Sponsored ADR	358,450	428,800

		7,435,870	5,362,044

	Regulated Investment Companies (3.3%):
30,103	Dresdner RCM Global Technology Fund (B)	1,595,437	485,855
2,065,170	Dresdner RCM MidCap Fund, Inc. (B)	6,959,621	3,469,485

		8,555,058	3,955,340

	Retail Trade (10.4%):
50,000	Colgate Palmolive Co.	1,994,902	2,697,500
26,100	Costco Wholesale Corp. (A)	1,044,676	844,857
36,000	Home Depot, Inc.	730,583	939,600
4,000	Kimberly Clark Corp.	253,893	226,560
16,800	Lowe's Companies, Inc.	753,502	695,520
36,000	Sysco Corp.	886,478	1,022,040
80,000	Wal-Mart Stores, Inc.	3,416,305	3,939,200
64,700	Walgreen Co.	1,713,362	1,990,172

		10,793,701	12,355,449

BERGSTROM CAPITAL CORPORATION

Shares or Principal Amount	Common Stocks (Unaudited)—Continued	Cost	Value

	Software and Processing (6.0%):
10,000	Electronic Arts, Inc. (A)	$523,396	$659,600
118,000	Microsoft Corp. (A)	5,216,616	5,161,320
94,000	Oracle Corp. (A)	2,141,481	738,840
41,625	Veritas Software Co. (A)	1,017,500	612,304

		8,898,993	7,172,064

	Totals—Common Stocks	90,668,882	94,381,191

	Totals—Investments	$115,194,767	$118,907,076

(A)	Non-income producing securities.
(B)	Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See also Notes to Financial Statements in the Company's 2002 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

Per Share Record of Retained Long-Term Capital Gains and Federal Income Tax Paid Thereon
and the Resulting Addition to Basis For Shares Owned on December 31 of Each Year

Year	Realized Gain Retained	Federal Income Tax Paid	Addition to Cost Basis
1980	$1.12202	$0.31416	$0.80786
1981	2.54730	0.71325	1.83405
1982	3.17322	0.88850	2.28472
1983	0.90205	0.25258	0.64947
1984	4.33021	1.21246	3.11775
1985	0.00000	0.00000	0.00000
1986	8.92561	2.49917	6.42644
1987	4.54443	1.54511	2.99932
1988	0.00000	0.00000	0.00000
1989	10.39050	3.53277	6.85773
1990	0.00000	0.00000	0.00000
1991	6.63253	2.25506	4.37747
1992	4.07776	1.38644	2.69132
1993	4.86668	1.70334	3.16334
1994	5.10839	1.78794	3.32045
1995	6.57985	2.30295	4.27690
1996	9.14813	3.20185	5.94628
1997	26.42722	9.24953	17.17769
1998	8.10292	2.83602	5.26690
1999	32.14513	11.25080	20.89433
2000	26.56522	9.29783	17.26739
2001	0.00000	0.00000	0.00000

	$165.58917	$56.22976	$109.35941

Per Share Record of Return of Capital Dividends and the Resulting Reduction of Basis For Shares Owned
on the Following Record Dates

Date	Return of Capital	Reduction of Cost Basis
17-May-01	$4.32098	($4.32098)

THE COST BASIS OF A SHARE OWNED CONTINUOUSLY SINCE THE DATES SHOWN
BELOW SHOULD BE INCREASED (OR DECREASED) BY THE NET AMOUNTS SHOWN:

December 31	1980	$105.03843	December 31	1992	$75.68362
December 31	1981	$104.23057	December 31	1993	$72.99230
December 31	1982	$102.39652	December 31	1994	$69.82896
December 31	1983	$100.11180	December 31	1995	$66.50851
December 31	1984	$99.46233	December 31	1996	$62.23161
December 31	1985	$96.34458	December 31	1997	$56.28533
December 31	1986	$96.34458	December 31	1998	$39.10764
December 31	1987	$89.91814	December 31	1999	$33.84074
December 31	1988	$86.91882	December 31	2000	$12.94641
December 31	1989	$86.91882	January 1	2001	($4.32098)
December 31	1990	$80.06109	May 18	2001	$0.00000
December 31	1991	$80.06109

BERGSTROM CAPITAL CORPORATION

INFORMATION ABOUT DIRECTORS AND OFFICERS

Name, Address and Age	Current Position(s) Held with the Company	Term of Office (3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Erik E. Bergstrom (1) 221 1st Ave W., Suite 320 Seattle, WA 98119 (63)	Chairman of the Board of Directors (but not an officer)	Term expires November 2003. Chairman since October 1976.
Private Investor; officer of Federal United Corporation (a personal holding company); President and director of Erik E. and Edith H. Bergstrom Foundation, Inc. (a private foundation which makes grants to charitable organizations), all for more than five years; and President and director of Bergstrom Advisers, Inc. from June 1976 to November 1998.
				One	None

William L. McQueen (1)(2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (71)	Director, President and Treasurer	Term as Director expires November 2002. Term as officer expires annually. Director and President since November 1980 and Treasurer since January 1988.	Certified public accountant and sole proprietor of William L. McQueen & Associates for more than five years.	One	None

Norman R. Nielsen 221 1st Ave W., Suite 320 Seattle, WA 98119 (60)	Director	Term expires November 2002. Director since October 1976.	Independent consultant since November 2001; Director of AtomicTangerine (a venture consulting affiliate of SRI International) and its predecessors from June 1973 to November 2001.	One	None

George Cole Scott 221 1st Ave W., Suite 320 Seattle, WA 98119 (64)	Director	Term expires November 2003. Director since October 1976.
Account Executive and Investment Advisor Representative for Anderson & Strudwick, Inc. (a securities broker-dealer) for more than five years; President and Portfolio Manager of Closed-End Fund Advisors, Inc. (an investment adviser) since October 1996.
				One	None

William H. Sperber 221 1st Ave W., Suite 320 Seattle, WA 98119 (68)	Director	Term expires November 2004. Director since November 1997.
Retired; Chairman, President, Chief Executive Officer and co-founder of The Trust Company of Washington from July 1992 to December 1999; Director and President of Manzanita Capital, Inc. (a holding company for a trust company and a securities broker-dealer and investment adviser) from January 1999 to December 1999.
				One	None
Suzanne M. Schiffler (2) 221 1st Ave W., Suite 320 Seattle, WA 98119 (41)	Secretary	Term expires annually. Secretary since November 2000.	Certified public accountant for more than five years.

(1)
An "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.

(2)	Suzanne M. Schiffler is the daughter of William L. McQueen.
(3)	Notwithstanding the expiration dates stated, the term of office of a director or an officer will continue until his or her successor is elected and qualified.

BERGSTROM CAPITAL CORPORATION

PRIVACY NOTICE

Bergstrom Capital Corporation (the “Company”) collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company’s stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company’s stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION 221 First Avenue West, Suite 320 Seattle, Washington 98119-4224 (206) 283-0539